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                                                                     EXHIBIT 3.5


                              [LOGO APPEARS HERE]

                                                                          FORM 1

                           COMPANIES ACT OF BARBADOS

                                  (Section 5)

                           ARTICLES OF INCORPORATION

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     Name of Company                                        Company No:
     CHIPPAC (BARBADOS) LTD.                                            16701

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2.   The classes and any maximum number of shares that the Company is authorized to issue

     The Company is authorised to issue an unlimited number of common shares.

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3.   Restriction if any on share transfers

     No share in the capital of the Company shall be transferred without the approval of the Directors of the Company or of a Committee of such Directors, evidenced by resolution and the Directors may, in their absolute discretion and without assigning any reasons therefor, decline to register any transfer of any share.
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4.   Number (or minimum and maximum number) of Directors
     There shall be a minimum of 1 and a maximum of 10 Directors.

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5.   Restrictions if any on business the Company may carry on

     The Company shall not engage in any business other than international business as defined in the International Business Companies Act, 1991-24.

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6.   Other provisions if any
     None

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7.   Incorporators                  Date   March 15, 1999

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          Names                     Address                     Signature
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     Gail Marshall           Kingsland Crescent, Christ       /s/ Gail Marshall

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                             Church, Barbados

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For Ministry use only
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Company No. 16701            Filed  1999-03-15

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BARBADOS

                              [LOGO APPEARS HERE]

     I, DIANA DORALENE GREENIDGE, Acting Deputy Registrar of Corporate Affairs and Intellectual Property Office, Clarence Greenidge House, Keith Bourne Complex, Belmont Road in the Parish of St. Michael and in the Island of Barbados, and as such a Notary Public do hereby CERTIFY as follows:

     As Acting Deputy Registrar of Corporate Affairs and Intellectual Property I have custody of all records relating to the registration of Companies in this Island.

     The Company CHIPPAC (BARBADOS) LTD. was incorporated on the 15th day of March, One thousand nine hundred and ninety-nine as an International Business Company under the Companies Act Chapter 308 of the Laws of Barbados and is registered in the Companies Register.





                              Given under my hand as Acting Deputy Registrar and Seal of Office as Notary Public of this Island
     [STAMP] this 9/th/ day of April One thousand nine hundred and ninety-nine.

     [STAMP]                  /s/ Dianna Greenidge
                              Acting Deputy Registrar and as such a Notary
                              Public in and for the Island of Barbados.